UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2013

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                       Results of Operations and Financial Condition.

On January 10, 2013, AGL Resources Inc. (the “Company”) issued a press release announcing that it expects its 2012 earnings results to be negatively impacted by mark-to-market accounting hedge losses in its wholesale services segment and warmer than normal weather in the distribution operations and retail operations segments. The Company expects the hedge losses will largely be recovered in 2013 through 2015, with the majority recognized in 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed”  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, unless AGL Resources Inc. expressly so incorporates such information by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibit

Exhibit No.	Description

99.1	Press release dated January 10, 2013 regarding full-year 2012 earnings results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: January 10, 2013	/s/ Andrew W. Evans
Andrew W. Evans Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 10, 2013 regarding full-year 2012 earnings results.